Exhibit 3.3

                                 TRUST AGREEMENT



                                      among


                                  CRESTAR BANK,
                                  as Depositor


                        STAR BANK, NATIONAL ASSOCIATION,
                           as Eligible Lender Trustee



                                       and


                    DELAWARE TRUST CAPITAL MANAGEMENT, INC.,
                               as Delaware Trustee




                         Dated as of [December] 1, 1997

                                TABLE OF CONTENTS

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ARTICLE I  Definitions and Usage..................................................................................1


ARTICLE II  Organization..........................................................................................1

         SECTION 2.1.     Name. 1
         SECTION 2.2.     Office and Situs of the Trust...........................................................1
         SECTION 2.3.     Purposes and Powers.....................................................................1
         SECTION 2.4.     Appointment of Eligible Lender Trustee and Delaware Trustee.............................2
         SECTION 2.5.     Initial Capital Contribution of Trust Estate............................................3
         SECTION 2.6.     Declaration of Trust....................................................................4
         SECTION 2.7.     No Liability of the Certificateholders..................................................4
         SECTION 2.8.     Title to Trust Property.................................................................4
         SECTION 2.9.     Representations and Warranties of the Depositor.........................................4
         SECTION 2.10.   Federal Income Tax Provisions............................................................5


ARTICLE III  Trust Certificates and Transfer of Interests.........................................................7

         SECTION 3.1.     Initial Beneficial Ownership............................................................7
         SECTION 3.2.     The Trust Certificates..................................................................7
         SECTION 3.3.     Authentication of Trust Certificates....................................................7
         SECTION 3.4.     Registration of Transfer and Exchange of Trust Certificates.............................8
         SECTION 3.5.     Restrictions on Transfer................................................................9
         SECTION 3.6.     Mutilated, Destroyed, Lost or Stolen Trust Certificates................................10
         SECTION 3.7.     Persons Deemed Owners..................................................................10
         SECTION 3.8.     Access to List of Certificateholders' Names and Addresses..............................10
         SECTION 3.9.     Maintenance of Office or Agency........................................................11
         SECTION 3.10.   Appointment of Certificate Paying Agent.................................................11


ARTICLE IV  Actions by Eligible Lender Trustee...................................................................12

         SECTION 4.1.     Prior Notice to Certificateholders with Respect to Certain Matters.....................12
         SECTION 4.2.     Action by Certificateholders with Respect to Certain Matters...........................12
         SECTION 4.3.     Action by Certificateholders with Respect to Bankruptcy................................12
         SECTION 4.4.     Restrictions on Certificateholders' Power..............................................13
         SECTION 4.5.     Majority Control.......................................................................13


ARTICLE V  Application of Trust Funds; Certain Duties............................................................13

         SECTION 5.1.     Application of Trust Funds.............................................................13
         SECTION 5.2.     Method of Payment......................................................................14
         SECTION 5.3.     Segregation of Moneys; No Interest.....................................................14
         SECTION 5.4.     Accounting and Reports to the Noteholders, Certificateholders, the Internal
                                Revenue Service and Others.......................................................14
         SECTION 5.5.     Signature on Returns; Tax Matters Partner..............................................15

ARTICLE VI  Authority and Duties of Eligible Lender Trustee......................................................15

         SECTION 6.1.     General Authority......................................................................15
         SECTION 6.2.     General Duties.........................................................................15
         SECTION 6.3.     Action upon Instruction................................................................16
         SECTION 6.4.     No Duties Except as Specified in this Agreement, the Transfer and Servicing
                                Agreement, any Supplemental Transfer and Servicing Agreement or in
                                Instructions.....................................................................16
         SECTION 6.5.     No Action Except Under Specified Documents or Instructions.............................17
         SECTION 6.6.     Restrictions...........................................................................17


ARTICLE VII  Concerning the Eligible Lender Trustee..............................................................17

         SECTION 7.1.     Acceptance of Trusts and Duties........................................................17
         SECTION 7.2.     Furnishing of Documents................................................................18
         SECTION 7.3.     Representations and Warranties.........................................................19
         SECTION 7.4.     Reliance; Advice of Counsel............................................................19
         SECTION 7.5.     Not Acting in Individual Capacity......................................................20
         SECTION 7.6.     Eligible Lender Trustee Not Liable for Trust Certificates or Financed Student
                                Loans............................................................................20
         SECTION 7.7.     Eligible Lender Trustee May Own Trust Certificates and Notes...........................21
         SECTION 7.8.     Representations and Warrantees of Delaware Trustee.....................................21


ARTICLE VIII  Compensation of Trustees...........................................................................21

         SECTION 8.1.     Eligible Lender Trustee's Fees and Expenses............................................21
         SECTION 8.2.     Payments to the Eligible Lender Trustee................................................21
         SECTION 8.3.     Delaware Trustee's Fees and Expenses...................................................22


ARTICLE IX  Termination of Trust Agreement.......................................................................22

         SECTION 9.1.     Termination of Trust Agreement.........................................................22
         SECTION 9.2.     Dissolution upon Insolvency of Depositor...............................................23


ARTICLE X  Successor Eligible Lender Trustees and Additional Eligible Lender Trustees............................23

         SECTION 10.1.   Eligibility Requirements for Eligible Lender Trustee....................................23
         SECTION 10.2.   Resignation or Removal of Eligible Lender Trustee.......................................24
         SECTION 10.3.   Successor Eligible Lender Trustee.......................................................25
         SECTION 10.4.   Merger or Consolidation of Eligible Lender Trustee......................................25
          SECTION 10.5.   Appointment of Co-Eligible Lender Trustee or Separate Eligible Lender Trustee..........26

ARTICLE XI  Miscellaneous........................................................................................27

         SECTION 11.1.   Supplements and Amendments..............................................................27
         SECTION 11.2.   No Legal Title to Trust Estate in Certificateholders....................................28
         SECTION 11.3.   Limitations on Rights of Others.........................................................28
         SECTION 11.4.   Notices.................................................................................28
         SECTION 11.5.   Severability............................................................................29
         SECTION 11.6.   Separate Counterparts...................................................................29
         SECTION 11.7.   Successors and Assigns..................................................................29
         SECTION 11.8.   No Petition.............................................................................29
         SECTION 11.9.   No Recourse.............................................................................29
         SECTION 11.10. Headings.................................................................................30
         SECTION 11.11. Governing Law............................................................................30

EXHIBIT A          -- Form of Trust Certificate
EXHIBIT B          -- Form of Purchaser's Representation and Warranty Letter
APPENDIX A         -- Definitions

         TRUST AGREEMENT dated as of [December] __, 1997, between CRESTAR BANK, as Depositor (the "Depositor"), and STAR BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Eligible Lender Trustee (the "Eligible Lender Trustee") and DELAWARE TRUST CAPITAL MANAGEMENT, INC., not in its individual capacity but solely as Delaware Trustee (the "Delaware Trustee").

         The Depositor, the Eligible Lender Trustee and the Delaware Trustee hereby agree as follows:

                                    ARTICLE I

                              Definitions and Usage

         Capitalized terms used but not defined herein are defined in Appendix A to the Transfer and Servicing Agreement, which Appendix is attached hereto. The Appendix also contains rules as to construction and usage that are applicable herein.

                                   ARTICLE II

                                  Organization



         SECTION 2.1. Name.

         The Trust created hereby shall be known as "Crestar Student Loan Trust 1997-1," in which name the Eligible Lender Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

         SECTION 2.2. Office and Situs of the Trust.

         The registered office of the Issuer in Delaware shall be the office of the Delaware Trustee at 900 Market Street, 2nd Floor, Wilmington, Delaware 19801 and the situs of the Trust shall be at the corporate trust office of the Eligible Lender Trustee located at 425 Walnut Street, Cincinnati, Ohio 45201.

         SECTION 2.3. Purposes and Powers.

         The purpose of the Trust is to engage in the following activities:

         (a) to issue one or more Classes of the Trust Certificates pursuant to this Agreement and to sell the Trust Certificates in one or more transactions;

         (b) to issue one or more Series of Notes pursuant to the Master Indenture and the applicable Terms Supplement and to sell the Notes in one or more transactions in accordance with instructions received from the Administrator;

         (c) with the proceeds of the sale of the Notes and the Trust Certificates, to acquire, from time to time, the Financed Student Loans;

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

         (d) to assign, grant, transfer, pledge, mortgage and convey the Trust Estate pursuant to the Indenture and the applicable Terms Supplement and to hold, manage and distribute to the Certificateholders pursuant to the terms of the Transfer and Servicing Agreement any portion of the Trust Estate released from the Lien of, and remitted to the Trust pursuant to, the Indenture and the applicable Terms Supplement;

         (e) from time to time to sell and dispose of the Financed Student Loans in accordance with the terms of the Basic Documents;

         (f) to enter into and perform its obligations under the Basic Documents to which it is to be a party;

         (g) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

         (h) to engage in such other activities as may be required in connection with conservation of the Trust Estate and the making of distributions to the Certificateholders, the Noteholders and the others specified in Article V of the Transfer and Servicing Agreement and or contemplated by the Basic Documents.

The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the other Basic Documents. Notwithstanding anything in this Agreement or the Basic Documents to the contrary, for so long as the Depositor is a Certificateholder, the Trust's activities shall be limited to activities that are part of, or incidental to, the business of banking.

         This Section 2.3 shall not be amended without the prior written [unanimous] consent of the Certificateholders, including the Depositor.

         SECTION  2.4.  Appointment  of Eligible  Lender  Trustee  and  Delaware
                        Trustee.

         (a) The Depositor hereby (i) appoints the Eligible Lender Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein, and (ii) ratifies all actions of the Eligible Lender Trustee taken on behalf of the Trust prior to the execution hereof.

         (b) The Delaware Trustee is hereby appointed to serve as the trustee of the Trust in the State of Delaware for the sole purpose of satisfying the requirement of Section 3807 of the Delaware Business Trust Statute that the Trust have at least one trustee with a principal place of business in Delaware. It is understood and agreed by the parties hereto and the Certificateholders that the Delaware Trustee shall have none of the duties or liabilities of the Eligible Lender Trustee. The duties of the Delaware Trustee shall be limited to
(a) accepting legal process served on the Trust in the State of Delaware and (b) the execution of any certificates required to be filed with the Delaware Secretary of State, which the Delaware Trustee is required to execute under
Section 3811 of the Business Trust Statute. To the extent that, at law or in equity, the Delaware Trustee has duties (including fiduciary duties) and liabilities relating to the Trust, the Certificateholders or any other Person, it is hereby understood and agreed by the other parties hereto and the Certificateholders that such duties and liabilities are replaced by the duties and liabilities of the Delaware Trustee expressly set forth in this Agreement in
Section 2.4. Except as otherwise expressly required by this Section 2.4, the Delaware Trustee shall have no duty, obligation or liability with respect to the Trust and shall incur no liability for any actions taken, or omitted to be taken, in good faith pursuant to its rights, obligations or responsibilities

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

hereunder. By the execution hereof, the Delaware Trustee accepts the trust created hereby. Except for the representations and warranties set forth in
Section 7.8, in accepting the trust hereby created, the Delaware Trustee acts solely as Delaware trustee hereunder and not in its individual capacity, and all Persons having any claim against the Delaware Trustee by reason of the creation or existence of the Trust, the terms of this Agreement, or the transactions contemplated by this Agreement or any other Basis Document shall look only to the Trust Estate for payment or satisfaction thereof. Without limitation to the foregoing, (A) in no event and under no circumstances shall the Delaware Trustee, in its individual capacity or as Delaware Trustee, have any liability for any of the representations, warranties, covenants, agreements or other obligations of the Trust, (B) the Delaware Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, instruction, certificate, report, opinion, bond or other document or paper reasonably believed by it to be genuine and reasonably believed by it to be signed or provided by the proper party or parties, and (C) in the exercise of its rights or responsibilities under this Agreement, the Delaware Trustee may consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it and it shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the opinion or advice of any such counsel, accountants or other skilled persons.

         (c) The Trust and the Depositor shall indemnify, defend and hold harmless the Delaware Trustee and any of its affiliates, officers, directors, employees and agents (the "Indemnified Parties") from and against any and all losses, claims, taxes, damages, reasonable expenses, and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), as incurred, to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Person with respect to the creation, operation or termination of the Trust, the execution, delivery or performance of this Agreement or the transactions contemplated hereby; provided however that the Trust and the Depositor shall not be required to indemnify any Indemnified Party for any Expenses which are a result of the willful misconduct, bad faith or gross negligence of such Indemnified Person. The obligations of the Trust and the Depositor to indemnify the Indemnified Persons as provided herein shall survive the termination of this Agreement.

         (d) The Delaware Trustee may resign upon thirty days' prior notice to the Eligible Lender Trustee; provided, however, that a successor Delaware Trustee that meets the requirements of Section 3807 of the Delaware Business Trust Statute and satisfactory to the Eligible Lender Trustee and the Administrator shall have been appointed and agreed to serve. If a successor Delaware Trustee shall not have been appointed within such thirty day period, the Delaware Trustee may apply to the Court of Chancery of the State of Delaware for the appointment of a successor Delaware Trustee. The Eligible Lender Trustee may remove and replace the Delaware Trustee from time to time in its sole discretion, provided that the removal shall not be effective until a successor Delaware Trustee shall have been appointed and agreed to serve.

         SECTION 2.5. Initial Capital Contribution of Trust Estate.

         The Depositor hereby sells, assigns, transfers, conveys and sets over to the Eligible Lender Trustee, as of the date hereof, the sum of $10.00. The Eligible Lender Trustee hereby acknowledges receipt in trust from the Depositor of the foregoing contribution, which shall constitute the initial Trust Estate and shall be deposited in the Collection Account.

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

         SECTION 2.6. Declaration of Trust.

         The Eligible Lender Trustee hereby declares that it will hold the Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders, subject to the obligations of the Trust under the other Basic Documents. It is the intention of the parties hereto that the Trust constitute a business trust under Delaware law and that this Agreement constitute the governing instrument of such trust. If for any reason it is determined that the Trust does not qualify as a business trust under Delaware law, it shall be a trust, nonetheless, under the common law of Delaware. It is the intention of the parties hereto that, solely for federal, state and local income, franchise and similar tax purposes, the Trust shall be treated as a partnership, with the assets of the partnership being the Financed Student Loans and other assets held by the Trust, the partners of the partnership being the Certificateholders and the Notes being debt of the partnership. The parties agree that, unless otherwise required by appropriate federal, state or local tax authorities, they shall treat the Trust as a partnership for federal tax purposes, and the Trust will file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Trust as a partnership for federal tax purposes, and Depositor will not make, or cause to be made, an election under the provisions of Treasury Regulation
Section 301.7701-3 to classify the Trust an association and shall take, or cause to be taken, necessary and appropriate actions consistent with carrying out the intent of this Section 2.6. Effective as of the date hereof, the Eligible Lender Trustee shall have all rights, powers and duties set forth herein with respect to accomplishing the purposes of the Trust.

                  SECTION 2.7.     No Liability of the Certificateholders.

         No  Certificateholder   shall  have  any  personal  liability  for  any
liability or obligation of the Trust.

                  SECTION 2.8.     Title to Trust Property.

         Legal title to all the Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Eligible Lender Trustee, a co-trustee and/or a separate trustee, as the case may be; provided that legal title to the Financed Student Loans shall be vested at all times in the Eligible Lender Trustee on behalf of the Trust.

          SECTION 2.9. Representations and Warranties of the Depositor.

         The Depositor hereby represents and warrants to the Eligible Lender Trustee that:

         (a) The Depositor is duly organized and validly existing as a banking corporation under the laws of the Commonwealth of Virginia, with corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted except for such power and authority the absence of which would not have a material adverse effect on the Depositor.

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


         (b) The Depositor has the requisite corporate power and authority to execute and deliver this Agreement and to carry out its terms; the Depositor has the requisite corporate power and authority to sell and assign the property to be sold and assigned to and deposited with the Trust (or with the Eligible Lender Trustee on behalf of the Trust) and the Depositor has duly authorized such sale and assignment and deposit to the Trust (or to the Eligible Lender Trustee on behalf of the Trust) by all necessary corporate action on the Depositor's part; and the execution, delivery and performance of this Agreement has been duly authorized by the Depositor by all necessary corporate action.

         (c)  This  Agreement  has  been  duly  executed  and  delivered  by the
Depositor,  and  constitutes  a  legal,  valid  and  binding  obligation  of the
Depositor enforceable against the Depositor in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto and subject to the application of equitable principles in any proceeding, whether at law or in equity.

         (d) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not violate, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the articles of incorporation or by-laws of the Depositor, or any material indenture, material agreement or other material instrument to which the Depositor is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such material indenture, material agreement or other material instrument (other than pursuant to the Basic Documents); nor violate any law or, to the Depositor's knowledge, any, order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties except for such violations which would not have a material adverse effect on the Depositor.

         (e) No consent of any federal or state governmental or administrative authority is required to be obtained by the Depositor prior to its entering into this Agreement or in connection with its consummation of the transactions expressly contemplated by the Basic Documents, other than those that have been obtained, except such as may be required by the blue sky laws of any jurisdiction in connection with the sale of and distribution of the Notes and Certificates for which no representation is being made.

         SECTION 2.10. Federal Income Tax Provisions.

         If the Trust is treated as a partnership (rather than disregarded as a separate entity) for federal income tax purposes pursuant to Section 2.6, the following provisions shall apply:

         (a)  A  separate  capital  account  (a  "Capital   Account")  shall  be
established and maintained for each Holder in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv). No Holder shall be entitled to interest on its Capital Account or any capital contribution made by such Holder to the Trust.

         (b) Upon termination of the Trust pursuant to Article IX, any amounts available for distribution to Holders shall be distributed to the Holders with positive Capital Account balances in accordance with such balances. For purposes of this Section 2.10(b), the Capital Account of each Holder shall be determined after all adjustments made in accordance with this Section 2.10 resulting from the Trust's operations and from all sales and dispositions of all or any part of the assets of the Trust. Any distributions pursuant to this Section 2.10(b) shall be made by the end of the taxable year in which the termination occurs (or, if later, within 90 days after the date of the termination).

         (c) No Holder shall be required to restore any deficit balance in its Capital Account. Furthermore, no Holder shall be liable for the return of the Capital Account of, or of any capital contribution made to the Trust by, another Holder.

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

         (d) Interest payments on the Certificates at the Certificate rate (including interest on amounts previously due on the Certificates but not yet distributed) shall be treated as "guaranteed payments" under Section 707(c) of the Code.

         (e) Except as provided in Section 2.10(h), profit and loss of the Trust for each taxable year shall be allocated to the Depositor.

         (f) Notwithstanding any provision to the contrary, (i) any expense of the Trust that is a "nonrecourse deduction" within the meaning of Treasury Regulations Section 1.704-2(b)(1) shall be allocated to the Depositor, (ii) any expense of the Trust that is a "partner nonrecourse deduction" within the meaning of Treasury Regulations Section 1.704-2(i)(2) shall be allocated in accordance with Treasury Regulations Section 1.704-2(i)(1), (iii) if there is a net decrease in Trust Minimum Gain within the meaning of Treasury Regulations
Section 1.704-2(f)(1) for any taxable year, items of gain and income shall be allocated among the Holders in accordance with Treasury Regulations Section
1.704-2(f) and the ordering rules contained in Treasury Regulations Section 1.704-2(j), and (iv) if there is a net decrease in Holder Nonrecourse Debt Minimum Gain within the meaning of Treasury Regulations Section 1.704-2(i)(4) for any taxable year, items of gain and income shall be allocated among the Holders in accordance with Treasury Regulations Section 1.704-2(i)(4) and the ordering rules contained in Treasury Regulations Section 1.704-2(j). The Depositor's "interest in partnership profits" for purposes of determining its share of the nonrecourse liabilities of the Trust within the meaning of Treasury Regulations Section 1.752-3(a)(3) shall be 100%.

         (g) If a Holder receives in any taxable year an adjustment, allocation, or distribution described in subparagraphs (4), (5), or (6) of Treasury Regulations Section 1.704-1(b)(2)(ii)(d) that causes or increases a negative balance in such Holder's Capital Account that exceeds the sum of such Holder's shares of Trust Minimum Gain and Holder Nonrecourse Debt Minimum Gain, as determined in accordance with Treasury Regulations Sections 1.704-2(g) and 1.704-2(i), such Holder shall be allocated specially for such taxable year (and, if necessary, later taxable years) items of income and gain in an amount and manner sufficient to eliminate such negative Capital Account balance as quickly as possible as provided in Treasury Regulations Section 1.704-1(b)(2)(ii)(d). After the occurrence of an allocation of income or gain to a Holder in accordance with this Section 2.10(g), to the extent permitted by Regulations
Section 1.704-1(b), items of expense or loss shall be allocated to such Holder in an amount necessary to offset the income or gain previously allocated to such Holder under this Section 2.10(g).

         (h) Loss shall be allocated first to the Depositor, but only to the extent that such allocation would not cause a deficit in the Depositor's Capital Account (after reduction to reflect the items described in Treasury Regulations
Section 1.704-1(b)(2)(ii)(d)(4), (5) and (6)) in excess of the sum of the Depositor's share of Trust Minimum Gain and Holder Nonrecourse Debt Minimum Gain. Any loss in excess of that limitation shall be allocated to all the Certificateholders in accordance with their respective Percentage Interests. After the occurrence of an allocation of loss to a Holder in accordance with this Section 2.10(h), to the extent permitted by Treasury Regulations Section 1.704-1(b), profit shall be allocated to such Holder in an amount necessary to offset the loss previously allocated to such Holder under this Section 2.10(h).

         (i) If a Holder transfers any part or all of its Holdership Interest and the transferee is admitted as provided herein (a "Transferee Holder"), the distributive shares of the various items of profit and loss allocable among the Holders during such taxable year shall be allocated between the transferor and the Transferee Holder (at the election of the Holders (including the transferor, but excluding the Transferee Holder)) either (i) as if the taxable year had ended on the date of the transfer or (ii) based on the number of days of such taxable year that each was a Holder without regard to the results of Trust activities in the respective portions of such taxable year in which the transferor and Transferee Holder were Holders.

         (j) "Profit" and "loss" and any items of income, gain, expense or loss referred to in this Section 2.10 shall be determined in accordance with federal income tax accounting principles as modified by Treasury Regulations Section 1.704-1(b)(2)(iv), except that profits and losses shall not include items of income, gain, and expense that are specially allocated pursuant to Sections 2.10(f), 2.10(g) or 2.10(h) hereof. All allocations of income, profits, gains, expenses, and losses (and all items contained therein) for federal income tax purposes shall be identical to all allocations of such items set forth in this
Section  2.11,  except as otherwise  required by Section  704(c) of the Code and
Section 1.704-1(b)(4) of the Treasury Regulations.

                                   ARTICLE III

                  Trust Certificates and Transfer of Interests



         SECTION 3.1. Initial Beneficial Ownership.

         Upon the formation of the Trust and the  contribution  by the Depositor
pursuant  to  Section   2.5  and  until  the  initial   issuance  of  the  Trust
Certificates, the Depositor shall be the sole beneficial owner of the Trust.

         SECTION 3.2. The Trust Certificates.

         The Trust Certificates shall be substantially in the form of Exhibit A. The Trust Certificates shall be issued in minimum denominations of $10.00 and integral multiples of $10 in excess thereof. The Trust Certificates shall be executed on behalf of the Trust by manual or facsimile signature of an authorized officer of the Eligible Lender Trustee. Trust Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be valid and binding obligations of the Trust, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Trust Certificates or did not hold such offices at the date of authentication and delivery of such Trust Certificates.

         SECTION 3.3. Authentication of Trust Certificates.

         (a) On the Closing Date, the Eligible Lender Trustee shall cause the Trust Certificates in an aggregate principal amount equal to $1,000 to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Depositor, signed by its chairman of the board, its president or any vice president, without further action by the Depositor, in authorized denominations in exchange for the amount contributed to the Trust pursuant to Section 2.5 and $990 in cash payable by the initial Certificateholders on the Closing Date. Such Trust Certificates shall be designated as the Crestar Student Loan Trust 1997-1 Asset-Backed Certificates. No Trust Certificate shall entitle its holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Trust Certificate a certificate of authentication substantially in the form set forth in Exhibit A, executed by the Eligible Lender Trustee by manual signature; such authentication shall constitute conclusive evidence that such Trust Certificate shall have been duly authenticated and delivered hereunder. All Trust Certificates shall be dated the date of their authentication. No further Trust Certificates shall be issued except pursuant to Section 3.4 or 3.5 hereunder.

         (b) In connection with the initial issuance of the Trust Certificates the Depositor hereby makes the following representations and warranties:

          (i) It is not (1) an employee benefit plan, retirement arrangement, individual retirement account or Keogh plan subject to either Title I of the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, or (2) an entity (including an insurance company general account) whose underlying assets include plan assets by reason of any such plan's arrangements or account's investment in any such entity.

          (ii) It is a U.S. Person as defined in Section 7701(a)(30) of the Code.

          (iii) It understands that the Trust Certificates will be offered in a transaction not involving any public offering within the meaning of the Securities Act, and that, if in the future it decides to resell, pledge or otherwise transfer any Trust Certificates, such Trust Certificates may be resold, pledged or transferred only (a) to a person who the seller reasonably believes is an institutional "accredited investor" as defined in Rule 501(a)(1) - (3) under the Securities Act that purchases for its own account or for the account of another institutional accredited investor or
     (b) pursuant to an effective  registration  statement  under the Securities
     Act.

         SECTION   3.4.   Registration   of  Transfer   and  Exchange  of  Trust
                          Certificates.

         The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.9, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Eligible Lender Trustee shall provide for the registration of Trust Certificates and of transfer and exchanges of Trust Certificates as provided herein. The Eligible Lender Trustee shall be the Certificate Registrar.

         Upon surrender for registration of transfer of any Trust Certificate at the office or agency maintained pursuant to Section 3.9, and compliance with the provisions set forth in Section 3.5, the Eligible Lender Trustee shall execute, authenticate and deliver in the name of the designated transferee or transferees, one or more new Trust Certificates in authorized denominations of a like aggregate amount dated the date of authentication by the Eligible Lender Trustee or any authenticating agent. At the option of a Certificateholder, Trust Certificates may be exchanged for other Trust Certificates of authorized denominations of a like aggregate amount upon surrender of the Trust Certificates to be exchanged at the office or agency maintained pursuant to
Section 3.9.

         Every Trust Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Eligible Lender Trustee and the Certificate Registrar duly executed by the Certificateholder or his attorney duly authorized in writing, with such signature guaranteed by an entity acceptable to the Eligible Lender Trustee. Each Trust Certificate surrendered for registration of transfer or exchange shall be canceled and subsequently disposed of by the Eligible Lender Trustee in accordance with its customary practice.

         No service charge shall be made for any registration of transfer or exchange of Trust Certificates, but the Eligible Lender Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Trust Certificates.

         The preceding provisions of this Section 3.4 notwithstanding, the Eligible Lender Trustee shall not be required to make and the Certificate Registrar need not register transfers or exchanges of Trust Certificates for a period of 15 days preceding any Distribution Date.

         SECTION 3.5. Restrictions on Transfer.

         (a) Except for the initial sale of the Trust Certificates, the Trust Certificates may not be offered or sold except to institutional "accredited investors" (as defined in Rule 501(a)(1) - (3) under the Securities Act who are U.S. Persons (as defined in Section 7701(a)(30) of the Code) in reliance on an exemption from the registration requirements of the Securities Act.

         The Trust Certificates have not been registered or qualified under the Securities Act, or any state securities law. No transfer, sale, pledge or other disposition of any Trust Certificate shall be made unless such disposition is made pursuant to an effective registration statement under the Securities Act and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act, the Eligible Lender Trustee may require, in order to assure compliance with the Securities Act, that the Certificateholder's prospective transferee certify to the Eligible Lender Trustee in writing the facts surrounding such disposition. Unless the Eligible Lender Trustee requests otherwise, such certification shall be substantially in the form of Exhibit B hereto. In the event that such certification of facts does not on its face establish the availability of an exemption under the Securities Act, the Eligible Lender Trustee may require an opinion of counsel satisfactory to it that such transfer may be made pursuant to an exemption from the Securities Act, which opinion of counsel shall not be an expense of the Eligible Lender Trustee or of the Trust.

         (b) Each Trust Certificate will bear a legend substantially to the following effect:

"THIS TRUST CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS TRUST CERTIFICATE, AGREES THAT THIS TRUST CERTIFICATE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS AND (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(a)(1) - (3) UNDER THE ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF AN INSTITUTIONAL ACCREDITED INVESTOR, OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT.

THIS TRUST CERTIFICATE MAY NOT BE TRANSFERRED DIRECTLY OR INDIRECTLY TO (1) EMPLOYEE BENEFIT PLANS, RETIREMENT ARRANGEMENTS, INDIVIDUAL RETIREMENT ACCOUNTS OR KEOGH PLANS SUBJECT TO EITHER TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR (2) ENTITIES (INCLUDING INSURANCE COMPANY GENERAL ACCOUNTS) WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF ANY SUCH PLAN'S ARRANGEMENTS OR ACCOUNT'S INVESTMENT IN SUCH ENTITIES. FURTHER, THIS TRUST CERTIFICATE MAY BE TRANSFERRED ONLY TO A UNITED STATES PERSON WITHIN THE MEANING OF SECTION 7701(a)(30) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

THIS TRUST CERTIFICATE DOES NOT REPRESENT DEPOSITS OR OBLIGATIONS OF OR ANY INTEREST IN CRESTAR BANK, STAR BANK, NATIONAL ASSOCIATION OR DELAWARE TRUST CAPITAL MANAGEMENT, INC.

THIS TRUST CERTIFICATE IS NOT GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENTAL AGENCY.

         SECTION 3.6. Mutilated, Destroyed, Lost or Stolen Trust Certificates.

         If (a) any mutilated Trust Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Certificate and
(b) there shall be delivered to the Certificate Registrar and the Eligible Lender Trustee such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Trust Certificate shall have been acquired by a bona fide purchaser, the Eligible Lender Trustee on behalf of the Trust shall execute and the Eligible Lender Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Certificate, a new Trust Certificate of like tenor and denomination. In connection with the issuance of any new Trust Certificate under this Section, the Eligible Lender Trustee and the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Trust Certificate issued pursuant to this Section shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Trust Certificate shall be found at any time.

         SECTION 3.7. Persons Deemed Owners.

         Prior to due presentation of a Trust Certificate for registration of transfer, the Eligible Lender Trustee or the Certificate Registrar and any agent of any thereof may treat the Person in whose name any Trust Certificate shall be registered in the Certificate Register as the owner of such Trust Certificate for the purpose of receiving distributions pursuant to Section 5.1 and for all other purposes whatsoever, and neither the Eligible Lender Trustee or the Certificate Registrar nor any agent of any thereof shall be bound by any notice to the contrary.

         SECTION 3.8. Access to List of Certificateholders' Names and Addresses.

         The Eligible Lender Trustee shall furnish or cause to be furnished to the Depositor within 15 days after receipt by the Eligible Lender Trustee of a request therefor from the Depositor in writing, a list, in such form as the Depositor may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. If three or more Certificateholders or one or more Certificateholders evidencing not less than 25% of the Certificate Balance apply in writing to the Eligible Lender Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Trust Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Eligible Lender Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Certificateholders. Upon receipt of any such application, the Eligible Lender Trustee will promptly notify the Depositor by providing a copy of such application and a copy of the list of Certificateholders produced in response thereto. Each Certificateholder, by receiving and holding a Trust Certificate shall be deemed to have agreed not to hold any of the Depositor, the Certificate Registrar or the Eligible Lender Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

         SECTION 3.9. Maintenance of Office or Agency.

         The Eligible Lender Trustee shall maintain in [the Borough of Manhattan, City of New York] an office or offices or agency or agencies where Trust Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Eligible Lender Trustee in respect of the Trust Certificates and the other Basic Documents may be served. The Eligible Lender Trustee initially designates its corporate trust office at Star Bank, National Association, _______________, Cincinnati, Ohio _____, as such office. The Eligible Lender Trustee shall give prompt written notice to the Depositor and to the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

         SECTION 3.10. Appointment of Certificate Paying Agent.

         The Certificate Paying Agent shall make distributions to Certificateholders from the amounts received from the Indenture Trustee out of the Trust Accounts pursuant to Section 5.1 and shall report the amounts of such distributions to the Eligible Lender Trustee. Any Certificate Paying Agent shall have the revocable power to receive such funds from the Indenture Trustee for the purpose of making the distributions referred to above. The Eligible Lender Trustee may revoke such power and remove the Certificate Paying Agent if the Majority Certificateholder determines in its sole discretion that the Certificate Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The Certificate Paying Agent shall initially be the Eligible Lender Trustee, and any co-paying agent chosen by the Eligible Lender Trustee acceptable to the Majority Certificateholder, which consent shall not be unreasonably withheld. The Eligible Lender Trustee shall furnish the Indenture Trustee and the Majority Certificateholder with a notice identifying each co-paying agent within two days of any such appointment. The Eligible Lender Trustee shall be permitted to resign as Certificate Paying Agent upon 30 days written notice to the Eligible Lender Trustee and the Majority
Certificateholder. If the Eligible Lender Trustee shall no longer be the Certificate Paying Agent, the Eligible Lender Trustee, subject to the prior written consent of the Majority Certificateholder (which consent shall not be unreasonably withheld), shall appoint a successor to act as Certificate Paying Agent (which shall be a bank or trust company). The Eligible Lender Trustee shall cause such successor Certificate Paying Agent or any additional Certificate Paying Agent appointed by the Eligible Lender Trustee to execute and deliver to the Eligible Lender Trustee an instrument in which such successor Certificate Paying Agent or additional Certificate Paying Agent shall agree with the Eligible Lender Trustee that, as Certificate Paying Agent, such successor Certificate Paying Agent or additional Certificate Paying Agent will hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. The Certificate Paying Agent shall return all unclaimed funds to the Eligible Lender Trustee and upon removal of a Certificate Paying Agent such Certificate Paying Agent shall also return all funds in its possession to the Eligible Lender Trustee. The provisions of Sections 7.1, 7.3, 7.4, 7.5 and 8.1 shall apply to the Eligible Lender Trustee also in its role as Certificate Paying Agent, for so long as the Eligible Lender Trustee shall act as Certificate Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Agreement to the Certificate Paying Agent shall include any co-paying agent unless the context requires otherwise.

                                   ARTICLE IV

                       Actions by Eligible Lender Trustee



         SECTION 4.1. Prior Notice to Certificateholders with Respect to Certain
                      Matters.

         With respect to the following matters, the Eligible Lender Trustee shall not take action unless at least 30 days before the taking of such action the Eligible Lender Trustee shall have notified the Certificateholders in writing of the proposed action and the Majority Certificateholder shall not have notified the Eligible Lender Trustee in writing prior to the 30th day after such notice is given that the Majority Certificateholder has withheld consent:

         (a) the initiation of any material claim or lawsuit by the Trust (except claims or lawsuits brought in connection with the collection of the Financed Student Loans) and the compromise of any material action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection of Financed Student Loans);

         (b) the amendment of the Indenture or the Terms Supplement by a supplemental indenture;

         (c) the amendment, change or modification of the Administration Agreement; or

         (d) the appointment pursuant to the Indenture or the Terms Supplement of a successor Note Registrar or Indenture Trustee or pursuant to this Agreement of a successor Certificate Registrar or Certificate Paying Agent, or the consent to the assignment by the Note Registrar, Certificate Paying Agent or Indenture Trustee or Certificate Registrar of its obligations under the Indenture or this Agreement, as applicable.

         SECTION 4.2. Action by Certificateholders with Respect to Certain Matters.

         The Eligible Lender Trustee shall not have the power, except upon the direction of the Majority Certificateholders or, with the Majority
Certificateholder's consent, to (a) remove the Master Servicer or the Administrator under the Transfer and Servicing Agreement pursuant to Section 8.1 thereof or (b) except as expressly provided in the Basic Documents, sell the Financed Student Loans after the termination of the Indenture. The Eligible Lender Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Majority Certificateholder.

         SECTION 4.3. Action by Certificateholders with Respect to Bankruptcy.

         The Eligible Lender Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Trust without the unanimous prior approval of all Certificateholders and the delivery to the Eligible Lender Trustee by each such Certificateholder of a certificate certifying that such Certificateholder reasonably believes that the Trust is insolvent.

         SECTION 4.4. Restrictions on Certificateholders' Power.

         The Certificateholders shall not direct the Eligible Lender Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Eligible Lender Trustee under this Agreement or any of the other Basic Documents or would be contrary to
Section 2.3 nor shall the Eligible Lender Trustee be permitted to follow any such direction, if given.

         SECTION 4.5. Majority Control.

         Except as expressly provided herein, any action that may be taken by the Certificateholders under this Agreement may be taken by the Majority Certificateholders evidencing not less than 50.1% of the Certificate Balance without regard to Certificates held by the Depositor. Except as expressly provided herein, any written notice of the Certificateholders delivered pursuant to this Agreement shall be effective if signed by the Majority Certificateholders evidencing not less than 50.1% of the Certificate Balance at the time of the delivery of such notice.

                                    ARTICLE V

                   Application of Trust Funds; Certain Duties


         SECTION 5.1. Application of Trust Funds.

         (a) No later than the close of business on the day it receives funds distributed by the Indenture Trustee pursuant to Sections 5.5, 5.6 and 5.10 of the Transfer and Servicing Agreement, the Certificate Paying Agent will distribute such amounts to Trust Certificateholders on a pro rata basis, based upon the portion of the Certificate Balance held by such Certificateholder; provided, however, that if the Eligible Lender Trustee receives funds for distribution to Certificateholders after 11:00 a.m. on any day it shall use all reasonable efforts to distribute such funds to the applicable Certificateholders on such day but shall not be liable for any damages if such funds are distributed on the following Business Day. Notwithstanding the foregoing, all amounts received by the Eligible Lender Trustee from the Indenture Trustee representing amounts in the Reserve Account in excess of the Specified Reserve Account Balance shall be distributed to the Depositor (but such distributions shall not reduce the principal amount of the Trust Certificates held by the Depositor) and no other Certificateholder shall be entitled to have a claim for such amounts.

         (b) No later than the Business Day following its receipt thereof, the Eligible Lender Trustee shall send to each Trust Certificateholder the statement provided to the Eligible Lender Trustee by the Administrator pursuant to Section
5.7 of the Transfer and Servicing Agreement relating to such Certificate Distribution Date.

         (c) If any withholding tax is imposed on the Trust's payment (or allocations of income) to a Certificateholder, such tax shall reduce the amount otherwise distributable to the Certificateholder in accordance with this Section. The Eligible Lender Trustee is hereby authorized to and shall, upon receipt of written instructions of the Administrator identifying the appropriate amount, to retain from amounts otherwise distributable to the Certificateholders sufficient funds for the payment of any tax that is legally owed by the Trust (but such authorization shall not prevent the Eligible Lender Trustee from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by the Trust to be remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-U.S. Certificateholder), the Eligible Lender Trustee in its sole discretion may (but unless otherwise required by law shall not be obligated to) withhold such amounts in accordance with this paragraph (c). In the event that a Certificateholder wishes to apply for a refund of any such withholding tax, the Eligible Lender Trustee and the Administrator shall reasonably cooperate with such Certificateholder in making such claim so long as such Certificateholder agrees to reimburse the Eligible Lender Trustee and the Administrator for any reasonable out-of-pocket expenses incurred.

         SECTION 5.2. Method of Payment.

         Subject  to  Section  9.1(c),  distributions  required  to be  made  to
Certificateholders on any Distribution Date shall be made to each Certificateholder of record on the applicable Record Date either by wire transfer, in immediately available funds, to the account of such Certificateholder at a bank or other entity having appropriate facilities therefore, if such Certificateholder shall have provided to the Certificate Registrar appropriate written instructions (which may be standing instructions) at least five Business Days prior to such Distribution Date or, if not, by check mailed to such Certificateholder at the address of such Certificateholder appearing in the Certificate Register.

         SECTION 5.3. Segregation of Moneys; No Interest.

         Subject to Section 5.1, moneys received by the Eligible Lender Trustee hereunder shall be deposited in the Certificate Distribution Account and invested in Eligible Investments in accordance with instructions received from the Administrator. The Eligible Lender Trustee shall not be liable for any interest thereon.

         SECTION   5.4.    Accounting   and   Reports   to   the    Noteholders,
                    Certificateholders, the Internal Revenue Service and Others.

         The Administrator, on behalf of the Eligible Lender Trustee, shall (a) maintain (or cause to be maintained) the books of the Trust on a calendar year basis on the accrual method of accounting, (b) deliver to each Certificateholder (and to each Person who was a Certificateholder at any time during the applicable calendar year), as may be required by the Code and applicable Treasury Regulations, such information as may be required (including Schedule K-1) to enable each such Certificateholder to prepare its federal and State income tax returns, (c) file such tax returns relating to the Trust (including a partnership information return, Internal Revenue Service Form 1065), and make such elections as may from time to time be required or appropriate under any applicable State or federal statute or rule or regulation thereunder so as to maintain the Trust's characterization as a partnership for federal, State and local income tax purposes, (d) cause such tax returns to be signed in the manner required by law and (e) collect or cause to be collected any withholding tax as described in and in accordance with Section 5.1(c) with respect to income or distributions to Certificateholders. The Administrator, on behalf of the Eligible Lender Trustee, shall elect under Section 1278 of the Code to include in income currently any market discount that accrues with respect to the Financed Student Loans. Neither the Eligible Lender Trustee nor the Administrator on behalf of the Eligible Lender Trustee shall make the election provided under Section 754 of the Code.

         SECTION 5.5. Signature on Returns; Tax Matters Partner.

         (a) The Depositor shall sign on behalf of the Trust the tax returns of the Trust unless otherwise required by applicable law.

         (b) The Depositor shall be designated the "tax matters partner" of the Trust pursuant to Section 6231(a)(7)(A) of the Code and applicable Treasury Regulations.

                                   ARTICLE VI

                 Authority and Duties of Eligible Lender Trustee



         SECTION 6.1. General Authority.

         The Eligible Lender Trustee is authorized and directed to execute and deliver the Basic Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is to be a party, in each case, in such form as the Depositor shall approve as evidenced conclusively by the Eligible Lender Trustee's execution thereof, and, on behalf of the Trust, to direct the Indenture Trustee to authenticate and deliver such Notes as may from time to time be authorized by the Indenture and any related Terms Supplement. The Eligible Lender Trustee is also authorized and directed on behalf of the Trust
(i) to acquire and hold legal title to the Financed Student Loans and (ii) to take all actions required pursuant to Section 4.2(c) of the Transfer and Servicing Agreement, and otherwise follow the direction of and cooperate with the Administrator in submitting, pursuing and collecting any claims to and with the Department of HHS and Department of Education and any Guarantor with respect to any Interest Subsidy Payments, Special Allowance Payments, and any other payments relating to the Financed Student Loans.

         In addition to the foregoing, the Eligible Lender Trustee is authorized to take all actions required of the Trust pursuant to the Basic Documents. The Eligible Lender Trustee is further authorized from time to time to take such action as the Administrator directs or instructs with respect to the Basic Documents or with respect to the administration of the Trust and is directed to take such action to the extent that the Administrator is expressly required pursuant to the Basic Documents to cause the Eligible Lender Trustee to act.

         SECTION 6.2. General Duties.

         It shall be the duty of the Eligible Lender Trustee to discharge (or cause to be discharged) all its responsibilities pursuant to the terms of this Agreement and the other Basic Documents to which the Trust is a party and to administer the Trust in the best interests of the Certificateholders, subject to and in accordance with the provisions of this Agreement and the other Basic Documents. Notwithstanding the foregoing, the Eligible Lender Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the other Basic Documents to the extent the Administrator has agreed in the Administration Agreement to perform any act or to discharge any duty of the Eligible Lender Trustee hereunder or under any other Basic Document, and the Eligible Lender Trustee shall not be held liable for the default or failure of the Administrator to carry out its obligations under the Administration Agreement. Except as expressly provided in the Basic Documents, the Eligible Lender Trustee shall have no obligation to administer, service or collect the Financed Student Loans or to maintain, monitor or otherwise supervise the administration, servicing or collection of the Financed Student Loans.

         SECTION 6.3. Action upon Instruction.

         (a) The Eligible Lender Trustee shall not be required to take any action hereunder or under any other Basic Document if the Eligible Lender Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Eligible Lender Trustee or is contrary to the terms hereof or of any other Basic Document or is otherwise contrary to law.

         (b) Whenever the Eligible Lender Trustee is unable to determine the appropriate course of action between alternative courses of action permitted or required by the terms of this Agreement or under any other Basic Document, the Eligible Lender Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders and the Administrator requesting instruction as to the course of action to be adopted, and to the extent the Eligible Lender Trustee acts in good faith in accordance with any written instruction received from the Administrator, the Eligible Lender Trustee shall not be liable on account of such action to any Person. If the Eligible Lender Trustee shall not have received appropriate instruction within 30 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the other Basic
Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

         (c) If the Eligible Lender Trustee is unsure as to the application of any provision of this Agreement or any other Basic Document or any agreement entered into by the Eligible Lender Trustee on behalf of the Trust or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or if this Agreement permits any determination by the Eligible Lender Trustee or is silent or is incomplete as to the course of action that the Eligible Lender Trustee is required to take with respect to a particular set of facts, the Eligible Lender Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders requesting instruction and, to the extent that the Eligible Lender Trustee acts or refrains from acting in good faith in accordance with any such instruction received from the Certificateholders, the Eligible Lender Trustee shall not be liable, on account of such action or inaction, to any Person. If the Eligible Lender Trustee shall not have received appropriate instruction within 30 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the other Basic Documents or such other agreements, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

         SECTION 6.4. No Duties Except as Specified in this Agreement, the Transfer and Servicing Agreement, any Supplemental Transfer and Servicing Agreement or in Instructions.

         The Eligible Lender Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, service, dispose of or otherwise deal with the Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Eligible Lender Trustee is a party, except as expressly provided by the terms of this Agreement, the Transfer and Servicing Agreement, or in any document or written instruction received by the Eligible Lender Trustee pursuant to Section 6.3; and no implied duties or obligations shall be read into this Agreement or any other Basic Document against the Eligible Lender Trustee. The Eligible Lender Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Commission filing for the Trust or to record this Agreement or any other Basic Document. The Eligible Lender Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Trust Estate that result from actions by, or claims against, Star Bank, National Association in its individual capacity or as the Eligible Lender Trustee that are not related to the ownership or the administration of the Trust Estate.

         SECTION   6.5.  No  Action   Except   Under   Specified   Documents  or
Instructions.

         The Eligible Lender Trustee shall not manage, control, use, sell, service, dispose of or otherwise deal with any part of the Trust Estate except
(i) in accordance with the powers granted to and the authority conferred upon the Eligible Lender Trustee pursuant to this Agreement, (ii) in accordance with the other Basic Documents to which it or the Trust is a party and (iii) in accordance with any document or instruction delivered to the Eligible Lender Trustee pursuant to Section 6.3.

                  SECTION 6.6.     Restrictions.

         The Eligible Lender Trustee shall not take any action (a) that is inconsistent with the purposes of the Trust set forth in Section 2.3 or (b) that, to the actual knowledge of the Eligible Lender Trustee, would result in the Trust's becoming taxable as a corporation for federal income tax purposes. The Certificateholders shall not direct the Eligible Lender Trustee to take any action that would violate the provisions of this Section.

                                   ARTICLE VII

                     Concerning the Eligible Lender Trustee



         SECTION 7.1. Acceptance of Trusts and Duties.

         The Eligible Lender Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement for the benefit of the Certificateholders. The Eligible Lender Trustee also agrees to disburse all moneys actually received by it constituting part of the Trust Estate under the terms of this Agreement and the other Basic Documents. The Eligible Lender Trustee shall not be answerable or accountable hereunder or under any other Basic Document under any circumstances, except (i) for its own willful misconduct, bad faith or negligence or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.3 expressly made by the Eligible Lender Trustee; provided, however, that in no event shall the Eligible Lender Trustee be liable under any theory of tort, contract, strict liability or other legal or equitable theory for any lost profits or exemplary, punitive, special, incidental, indirect or consequential damages, each of which is hereby excluded by agreement of the parties regardless of whether or not the Eligible Lender Trustee has been advised of the possibility of such damages. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

         (a) the Eligible Lender Trustee shall not be liable for any error of judgment made in good faith by a responsible officer of the Eligible Lender Trustee unless it is proved that the Eligible Lender Trustee was negligent in ascertaining the pertinent facts;

         (b) the Eligible Lender Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the direction or instructions of the Administrator, the Depositor or the Certificateholders of Certificates evidencing the requisite percentage of the Certificate Balance;

         (c) no provision of this Agreement or any other Basic Document shall require the Eligible Lender Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any other Basic Document, if the Eligible Lender Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

         (d) under no circumstances shall the Eligible Lender Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes or for any amounts owing under the Trust Certificates;

         (e) the Eligible Lender Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor or for the form, character genuineness, sufficiency, value or validity of any of the Trust Estate or for or in respect of the validity or sufficiency of the Basic Documents, other than the certificate of authentication on the Trust Certificates and the Eligible Lender Trustee shall in no event assume or incur any liability, duty or obligation to any Noteholder or to any Certificateholder, other than as expressly provided for herein and in the other Basic Documents;

         (f) the Eligible Lender Trustee shall not be liable for the action or inaction, default or misconduct of the Depositor, Administrator, the Indenture Trustee or the Master Servicer under this Agreement or any of the other Basic Documents or otherwise and the Eligible Lender Trustee shall have no obligation or liability to perform the obligations of the Trust under this Agreement or the other Basic Documents that are required to be performed by the Administrator under the Transfer and Servicing Agreement, the Indenture Trustee under the Indenture or any Terms Supplement or the Master Servicer under the Transfer and Servicing Agreement; and

         (g) the Eligible Lender Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any other Basic Document, at the request, order or direction of any of the Certificateholders, unless such Certificateholders have offered to the Eligible Lender Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities that may be incurred by the Eligible Lender Trustee therein or thereby. The right of the Eligible Lender Trustee to perform any discretionary act enumerated in this Agreement or in any other Basic Document shall not be construed as a duty, and the Eligible Lender Trustee shall not be answerable for other than its negligence, bad faith or willful misconduct in the performance of any such act.

                  SECTION 7.2.     Furnishing of Documents.

         The Eligible Lender Trustee shall furnish to the Certificateholders promptly upon receipt of a written request therefor duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Eligible Lender Trustee under the Basic Documents.

                  SECTION 7.3.     Representations and Warranties.

         The Eligible Lender Trustee hereby represents and warrants to the Depositor, for the benefit of the Certificateholders that:

         (a) It is a national banking association duly organized and validly existing in good standing under the laws of the United States. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

         (b) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement has been executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf, and when so executed shall be a legal, valid and binding obligation of the Eligible Lender Trustee, enforceable against the Eligible Lender Trustee in accordance with its terms.

         (c) Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will, contravene any federal or State law, governmental rule or regulation governing the banking or trust powers of the Eligible Lender Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

         (d) It is an "eligible lender," as such term is defined in Section 435(d) of the Higher Education Act and Section ____ of the HEAL Act, for purposes of holding legal title to the Financed Student Loans as contemplated by this Agreement and the other Basic Documents has obtained a lender identification number with respect to the Trust from the (i) Department of Education and has in effect a Guarantee Agreement with each of the guarantors with respect to the Financed FFELP Loans and (ii) the Department of HHS and has in effect the HEAL Insurance Contract with respect to the Financed HEAL Loans.

         SECTION 7.4. Reliance; Advice of Counsel.

         (a) The Eligible Lender Trustee shall incur no liability to anyone in acting upon any signature, instrument, direction, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Eligible Lender Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter and such certificate shall constitute full protection to the Eligible Lender Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

         (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the other Basic Documents, the Eligible Lender Trustee (i) may act directly or through its agents, including the Administrator, or attorneys pursuant to agreements entered into with any of them, and the Eligible Lender Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Eligible Lender Trustee with reasonable care or by the Administrator or Depositor, and (ii) may consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it or selected and employed by the Administrator or Depositor. The Eligible Lender Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the opinion or advice of any such counsel, accountants or other such persons and not contrary to this Agreement or any other Basic Document.

         SECTION 7.5. Not Acting in Individual Capacity.

         Except for the representations and warranties set forth in Section 7.3, in accepting the trusts hereby created Star Bank, National Association acts solely as Eligible Lender Trustee hereunder and not in its individual capacity and all Persons having any claim against the Eligible Lender Trustee by reason of the transactions contemplated by this Agreement or any other Basic Document shall look only to the Trust Estate for payment or satisfaction thereof.

         SECTION 7.6. Eligible Lender Trustee Not Liable for Trust Certificates or Financed Student Loans.

         The recitals contained in any Trust Supplement and in the Trust Certificates (other than the signature and countersignature of the Eligible Lender Trustee on the Trust Certificates) shall be taken as the statements of the Depositor, and the Eligible Lender Trustee assumes no responsibility for the correctness thereof. The Eligible Lender Trustee makes no representations as to the validity or sufficiency of this Agreement, the Trust Certificates or any other Basic Document (other than the signature and countersignature of the Eligible Lender Trustee on the Trust Certificates) or the Notes, or of any Financed Student Loan or related documents. Except as to a Guarantor, the U.S. Secretary of Education or the U.S. Secretary of the Department of HHS, the Eligible Lender Trustee shall at no time have any responsibility or liability (except for willfully or negligently terminating or allowing to be terminated any of the Guarantee Agreements or the HEAL Insurance Contract) for or with respect to the legality, validity, enforceability and eligibility for Guarantee Payments or Insurance Payments of any Financed Student Loan, or for or with respect to the sufficiency of the Trust Estate or its ability to generate the payments to be distributed to Certificateholders under this Agreement or the Noteholders under the Indenture, including without limitation: the existence and contents of any computer or other record of any Financed Student Loan; the validity of the assignment of any Financed Student Loan to the Trust; the completeness of any Financed Student Loan; the performance or enforcement (except as expressly set forth in any Basic Document) of any Financed Student Loan; the compliance by the Depositor, Administrator, Seller or the Master Servicer with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation or any action or inaction of the Depositor, Administrator, the Indenture Trustee or the Master Servicer or any subservicer taken in the name of the Eligible Lender Trustee; and the failure of the Financed Student Loans to be serviced in conformity with applicable regulations.

         Notwithstanding any provision in this Agreement or the Basic Documents, nothing in this Agreement or Basic Documents shall be construed to limit the Eligible Lender Trustee's responsibility to the (i) Secretary of Education or a Guarantor in its capacity as Eligible Lender Trustee for any violations of statutory or regulatory requirements that may occur with respect to loans held in the Trust, pursuant to 34 CFR 682.203(b) or any successor provision thereto; or (ii) the Department of HHS in its capacity as Eligible Lender Trustee for any violations of statutory or regulatory requirements that may occur with respect to loans held in the Trust, pursuant to the HEAL Act.

         SECTION 7.7. Eligible Lender Trustee May Own Trust Certificates and Notes.

         The Eligible Lender Trustee in its individual or any other capacity may become the owner or pledgee of the Trust Certificates or Notes and may deal with the Depositor, the Administrator, the Indenture Trustee, the Master Servicer and the Guarantors in banking or trust transactions with the same rights as it would have if it were not Eligible Lender Trustee, including serving as a trustee of other trusts dealing in any student loans, including trusts which purchase student loans from the Trust.

         SECTION 7.8. Representations and Warrantees of Delaware Trustee.

         The Delaware Trustee hereby represents and warrants to the Depositor, for the benefit of the Certificateholders that:

         (a) It is a Delaware banking corporation duly organized and validly existing in good standing under the laws of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

         (b) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement has been executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf, and when so executed shall be a legal, valid and binding obligation of the Delaware Trustee, enforceable against the Delaware Trustee in accordance with its terms.

         (c) Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will, contravene any federal or State law, governmental rule or regulation governing the banking or trust powers of the Delaware Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

                                  ARTICLE VIII

                            Compensation of Trustees


         SECTION 8.1. Eligible Lender Trustee's Fees and Expenses.

         The Eligible Lender Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between the Depositor and the Eligible Lender Trustee. Such fee shall be payable as provided in Section 5.5 of the Transfer and Servicing Agreement.

         SECTION 8.2. Payments to the Eligible Lender Trustee.

         Any amounts paid to the Eligible Lender Trustee pursuant to this Agreement or the Transfer and Servicing Agreement shall be deemed not to be a part of the Trust Estate immediately after such payment.

         SECTION 8.3. Delaware Trustee's Fees and Expenses.

         The Delaware Trustee shall receive as compensation for its services hereunder such fees and expenses as have been separately agreed upon before the date hereof between the Depositor and the Eligible Lender Trustee. Such fees shall be payable as provided in Section 5.5 of the Transfer and Servicing Agreement.

                                   ARTICLE IX

                         Termination of Trust Agreement


         SECTION 9.1. Termination of Trust Agreement.

         (a) This Trust shall terminate upon the earlier of (i) the final distribution by the Eligible Lender Trustee of all moneys or other property or proceeds of the Trust Estate in accordance with the terms of the Indenture, any related Terms Supplement, the Transfer and Servicing Agreement, Article V hereof and any Trust Supplement, (ii) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof, and
(iii) the time provided in Section 9.2. The bankruptcy, liquidation, dissolution, death or incapacity of any Certificateholder, other than the Depositor as described in Section 9.2, shall not (x) operate to terminate this Agreement or the Trust, nor (y) entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Trust Estate nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

         (b) Except as provided in Section 9.1(a), neither the Depositor nor any Certificateholder shall be entitled to revoke or terminate the Trust without the prior written consent of the Indenture Trustee.

         (c) Upon the termination of the Trust under Section 9.1(a), the Trust shall be wound up by the Eligible Lender Trustee pursuant to Section 3808 of the Delaware Business Trust Statute. Notice of any termination of the Trust, specifying the Distribution Date upon which the Certificateholders shall surrender their Trust Certificates to the Certificate Paying Agent for payment of the final distribution and cancellation, shall be given promptly by the Eligible Lender Trustee by letter to Certificateholders mailed within five Business Days of receipt of notice of such termination from the Administrator given pursuant to Section 9.1(c) of the Transfer and Servicing Agreement, stating (i) the Distribution Date upon which final payment of the Trust
Certificates shall be made upon presentation and surrender of the Trust Certificates at the office of the Certificate Paying Agent therein designated,
(ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Trust Certificates at the office of the Certificate Paying Agent therein specified. The Eligible Lender Trustee shall give such notice to the Certificate Registrar (if other than the Eligible Lender Trustee) and the Certificate Paying Agent at the time such notice is given to Certificateholders. Upon presentation and surrender of the Trust Certificates the Certificate Paying Agent shall cause to be distributed to Certificateholders amounts distributable on such Distribution Date pursuant to
Section 5.1. Certificates shall cease to earn interest as of the termination date of the Trust.

         (d) If all the Certificateholders shall not surrender their Trust Certificates for cancellation within six months after the date specified in the above-mentioned written notice, the Eligible Lender Trustee shall give a second written notice to the remaining Certificateholders to surrender their Trust Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Trust Certificates shall not have been surrendered for cancellation, the Eligible Lender Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Trust Certificates and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Any funds remaining in the Trust after exhaustion of such remedies and no later than five years after the first such notice shall be distributed by the Eligible Lender Trustee to the Depositor.

         (e) Upon termination of the Trust in accordance with Article IX, the Eligible Lender Trustee or Delaware Trustee (upon instruction from the Eligible Lender Trustee) shall cause the Certificate of Trust to be canceled by filing a Certificate of Cancellation with the Delaware Secretary of State under applicable law.

         SECTION 9.2. Dissolution upon Insolvency of Depositor.

         If an Insolvency Event shall occur with respect to the Depositor, the Trust shall be terminated in accordance with Section 9.1 90 days after the date of such Insolvency Event, unless, before the end of such 90-day period, the Eligible Lender Trustee shall have received written instructions from the Majority Certificateholders to the effect that they disapprove of the liquidation of the Financed Student Loans and termination of the Trust, in which event the Trust shall continue in accordance with the Basic Documents. Promptly after the occurrence of any Insolvency Event with respect to the Depositor (i) the Depositor shall give the Indenture Trustee and the Eligible Lender Trustee written notice of such Insolvency Event, (ii) the Eligible Lender Trustee shall, upon the receipt of such written notice from the Depositor give prompt written notice to the Certificateholders and the Indenture Trustee, of the occurrence of such event and (iii) the Indenture Trustee shall, upon receipt of written notice of such Insolvency Event from the Eligible Lender Trustee or the Depositor, give prompt written notice to the Noteholders of the occurrence of such event; provided, however, that any failure to give a notice required by this sentence shall not prevent or delay, in any manner, a termination of the Trust pursuant to the first sentence of this Section 9.2. Upon a termination pursuant to this
Section 9.2, the Eligible Lender Trustee shall direct the Indenture Trustee promptly to sell the assets of the Trust (other than the Trust Accounts) in a commercially reasonable manner and on commercially reasonable terms. The proceeds of such a sale of the assets of the Trust shall be treated as collections under the Transfer and Servicing Agreement.

                                    ARTICLE X

                     Successor Eligible Lender Trustees and
                       Additional Eligible Lender Trustees



         SECTION 10.1.   Eligibility Requirements for Eligible Lender Trustee.

         The Eligible Lender Trustee shall at all times be a corporation or association (i) qualifying as an "eligible lender" as such term is defined in
Section 435(d) of the Higher Education Act for purposes of holding legal title to the Federal Loans on behalf of the Trust, with a valid lender identification number with respect to the Trust from the Department of Education; (ii) qualifying as an "eligible lender" as such term is defined in Section ___ of ___ for purposes of holding legal title to the HEAL Loans on behalf of the Trust, with a valid lender identification number with respect to the Trust from the Secretary of the Department of HHS, (iii) being authorized to exercise corporate trust powers and hold legal title to the Financed Student Loans; (iv) having in effect Guarantee Agreements with each of the Guaranty Agencies then guaranteeing FFELP Loans and an insurance contract with the Department of HHS insuring the HEAL Loans; (v) having a combined capital and surplus of at least $50,000,000 and being subject to supervision or examination by federal or State authorities; and (vi), with respect to any successor Eligible Lender Trustees, having (or having a parent which has) a rating of at least Baa3 by Moody's and at least BBB by Standard & Poor's. If the Eligible Lender Trustee shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this
Section 10.1, the combined capital and surplus of the Eligible Lender Trustee shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Eligible Lender Trustee shall cease to be eligible in accordance with the provisions of this
Section 10.1, the Eligible Lender Trustee shall resign immediately in the manner and with the effect specified in Section 10.2.

         SECTION 10.2. Resignation or Removal of Eligible Lender Trustee.

         The Eligible Lender Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Administrator and the Administrator may dismiss the Eligible Lender Trustee or any co-paying agent at any time for its failure to act in accordance with the terms of this Agreement; provided, however, that prior to any such dismissal, the Administrator shall have given the Eligible Lender Trustee or the co-paying agent, as the case may be, notice identifying such failure, and shall have given the Eligible Lender Trustee or the co-paying agent, as the case may be, two Business Days to cure such failure, if such failure relates to the distribution of funds to Certificateholders, and 30 days to cure all other failures. Upon receiving such notice of resignation or dismissal, the Majority Certificateholder with notice to the Administrator shall promptly appoint a successor Eligible Lender Trustee meeting the eligibility requirements of
Section 10.1 by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Eligible Lender Trustee and one copy to the successor Eligible Lender Trustee. If no successor Eligible Lender Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation or dismissal, the resigning or dismissed Eligible Lender Trustee, as the case may be, may petition any court of competent jurisdiction for the appointment of a successor Eligible Lender Trustee; provided, however, that such right to appoint or to petition for the appointment of any such successor shall in no event relieve the resigning or dismissed Eligible Lender Trustee, as the case may be, from any obligations otherwise imposed on it under the Basic Documents until such successor has in fact assumed such appointment.

         If at any time the Eligible Lender Trustee shall cease to be eligible in accordance with the provisions of Section 10.1 and shall fail to resign after written request therefor by the Administrator, or if at any time an Insolvency Event with respect to the Eligible Lender Trustee shall have occurred and be continuing, then the Administrator may remove the Eligible Lender Trustee. If the Administrator shall remove the Eligible Lender Trustee under the authority of the immediately preceding sentence, the Administrator shall promptly appoint, with the prior approval of the Majority Certificateholder, a successor Eligible Lender Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Eligible Lender Trustee so removed and one copy to the successor Eligible Lender Trustee and payment of all fees owed to the outgoing Eligible Lender Trustee.

         Any resignation or removal of the Eligible Lender Trustee and appointment of a successor Eligible Lender Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Eligible Lender Trustee pursuant to Section 10.3 and payment of all fees and expenses owed to the outgoing Eligible Lender Trustee. The Administrator shall provide notice of such resignation or removal of the Eligible Lender Trustee to the Certificateholders and, if any Notes or Certificates are then rated by any of the Rating Agencies, the Rating Agencies.

         SECTION 10.3. Successor Eligible Lender Trustee.

         Any successor  Eligible  Lender Trustee  appointed  pursuant to Section
10.2 shall execute, acknowledge and deliver to the Administrator and to its predecessor Eligible Lender Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Eligible Lender Trustee shall become effective and such successor Eligible Lender Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties, and obligations of its predecessor under this Agreement, with like effect as if originally named as Eligible Lender Trustee. The predecessor Eligible Lender Trustee shall upon payment of its fees and expenses deliver to the successor Eligible Lender Trustee all documents, statements, moneys and properties held by it under this Agreement and shall assign, if permissible, to the successor Eligible Lender Trustee the lender identification number obtained from the Department of Education and the Department of HHS on behalf of the Trust; and the Administrator and the predecessor Eligible Lender Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Eligible Lender Trustee all such rights, powers, duties and obligations.

         No successor Eligible Lender Trustee shall accept appointment as provided in this Section 10.3 unless at the time of such acceptance such successor Eligible Lender Trustee shall be eligible pursuant to Section 10.1 and shall have made the representations and warranties set forth in Section 7.3 to the Depositor, for the benefit of the Certificateholders.

         Upon acceptance of appointment by a successor Eligible Lender Trustee pursuant to this Section, the Administrator shall mail notice of the successor of such Eligible Lender Trustee to all Certificateholders, the Indenture Trustee and the Noteholders. If the Administrator shall fail to mail such notice within 10 days after acceptance of appointment by the successor Eligible Lender Trustee, the successor Eligible Lender Trustee shall cause such notice to be mailed at the expense of the Administrator.

         SECTION 10.4. Merger or Consolidation of Eligible Lender Trustee.

         Any corporation into which the Eligible Lender Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Eligible Lender Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Eligible Lender Trustee, shall, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, be the successor of the Eligible Lender Trustee hereunder; provided that such corporation shall be eligible pursuant to Section 10.1; provided further that the Eligible Lender Trustee shall mail notice of such merger or consolidation to the Depositor.

         SECTION 10.5. Appointment of Co-Eligible Lender Trustee or Separate Eligible Lender Trustee.

         Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust may at the time be located, the Administrator and the Eligible Lender Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Eligible Lender Trustee, the Majority Certificateholder, and if the Notes or the Certificates are then rated by any of the Rating Agencies, the Rating Agencies, meeting the eligibility requirements of clauses (i) through (iii) of Section 10.1, to act as co-trustee, jointly with the Eligible Lender Trustee, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person, in such capacity, such title to the Trust Estate, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Administrator and the Eligible Lender Trustee may consider necessary or desirable. If the Administrator shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Eligible Lender Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to clauses (iv) , (v) and (vi) of Section 10.1 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.3. The expenses incurred in connection with the retention of any co-trustee shall be deemed an Expense of the Issuer to be borne by the Depositor.

         Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

         (a) all rights, powers, duties and obligations conferred or imposed upon the Eligible Lender Trustee shall be conferred upon and exercised or performed by the Eligible Lender Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Eligible Lender Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Eligible Lender Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties, and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, solely at the direction of the Eligible Lender Trustee;

         (b) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

         (c) the Administrator and the Eligible Lender Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

         Any notice, request or other writing given to the Eligible Lender Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Eligible Lender Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Eligible Lender Trustee. Each such instrument shall be filed with the Eligible Lender Trustee and a copy thereof given to the Administrator.

         Any separate trustee or co-trustee may at any time appoint the Eligible Lender Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustees shall die, become incapable of acting, resign or be removed, all its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Eligible Lender Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                                   ARTICLE XI

                                  Miscellaneous



         SECTION 11.1. Supplements and Amendments.

         (a) This Agreement, including the Attachments and Annexes hereto, may be amended by the Depositor and the Eligible Lender Trustee, but without the consent of any of the Noteholders or the other Certificateholder, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders, or the Certificateholders; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Noteholder or Certificateholder.

         (b) Subject to the last sentence of Section 2.3, this Agreement may also be amended from time to time by the Depositor and the Eligible Lender Trustee, with the consent of (i) the Noteholders of Directing Notes evidencing not less than 50.1% of the Outstanding Amount of the Directing Notes, and (ii) the Majority Certificateholders for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Financed Student Loans or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders, (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the Certificate Balance of Trust Certificates required to consent to any such amendment, without the consent of all the outstanding Noteholders and Certificateholders or (c) modify Section 2.7 (or any other Sections without an Opinion of Counsel that such amendment will not cause the Trust to be taxed as a corporation).

         Promptly after the execution of any such amendment or consent, the Eligible Lender Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder and, if the Notes or Certificates are then rated by any Rating Agency, the Rating Agencies.

         It shall not be necessary for the consent of Certificateholders, the Noteholders or the Indenture Trustee pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Eligible Lender Trustee may prescribe.

         (c) Prior to the execution of any amendment to this Agreement, the Eligible Lender Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Eligible Lender Trustee may, but shall not be obligated to, enter into any such amendment which affects the Eligible Lender Trustee's own rights, duties or immunities under this Agreement or otherwise.

         (d) Notwithstanding anything to the contrary contained in this Section 11.1, or elsewhere in this Agreement, the Depositor and the Eligible Lender Trustee (upon written direction from the Depositor), at any time and from time to time, may enter into one or more Trust Supplements to set forth the terms of any Class of Trust Certificates that have not theretofore been authorized by a Trust Supplement.

         (e) Notwithstanding  anything to the contrary contained in this Section
11.1 or elsewhere in this Agreement, no amendment, supplement or modification shall be made or become effective with respect to Section 2.4(b), (c) or (d) without sixty (60) days written notice to the Delaware Trustee (or the prior written consent of the Delaware Trustee).

         SECTION 11.2. No Legal Title to Trust Estate in Certificateholders.

         The Certificateholders shall not have legal title to any part of the Trust Estate. The Certificateholders shall be entitled to receive distributions with respect to their undivided beneficial ownership interest therein only in accordance with Articles V and IX. No transfer, by operation of law or otherwise, of any right, title, or interest of the Certificateholders to and in their beneficial ownership interest in the Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

         SECTION 11.3. Limitations on Rights of Others.

         The provisions of this Agreement are solely for the benefit of the Eligible Lender Trustee, the Delaware Trustee, the Depositor, the Certificateholders, the Administrator and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

         SECTION 11.4. Notices.

         (a) Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt by the intended recipient or three Business Days after mailing if mailed by certified mail, postage prepaid (except that notice to the Eligible Lender Trustee shall be deemed given only upon actual receipt by the Eligible Lender Trustee), if to the Eligible Lender Trustee, to Star Bank, National Association, addressed to its Corporate Trust Office at 425 Walnut Street, Cincinnati, Ohio 45201; if to the Depositor, to Crestar Bank, addressed to 6802 Paragon Place, 3rd Floor, Richmond, Virginia 23230-7172; Attention: Clark McGhee; with a copy to Crestar Bank, 919 East Main Street, Richmond, Virginia 23219; Attention:
Linda Rigsby; Senior Vice President and General Counsel, or, as to each party, at such other address or facsimile number as shall be designated by such party in a written notice to each other party.

         (b) Any notice required or permitted to be given to a Certificateholder shall be given (i) by first-class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register, or (ii) by facsimile if the Certificate Register contains a facsimile number for such Certificateholder. Any notice so mailed or sent by facsimile within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

         SECTION 11.5. Severability.

         Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 11.6. Separate Counterparts.

         This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 11.7. Successors and Assigns.

         All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Depositor and its successors, the Eligible Lender Trustee and its successors, the Delaware Trustee and its successor, each Certificateholder and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder.

         SECTION 11.8. No Petition.

         (a) Prior to the date which is one year and a day after the termination of the Trust pursuant to Section 9.1, the Depositor will not institute against the Trust any bankruptcy proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Trust Certificates, the Notes, this Agreement or any of the other Basic Documents.

         (b) The Eligible Lender Trustee (not in its individual capacity but solely as Eligible Lender Trustee), by entering into this Agreement, and each Certificateholder, by accepting a Trust Certificate hereby covenant and agree that they will not at any time institute against the Depositor or the Trust, or join in any institution against the Depositor or the Trust of, any bankruptcy, reorganization, arrangement, insolvency, receivership or liquidation proceedings, or other proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Trust Certificates the Notes, this Agreement or any of the other Basic Documents.

         SECTION 11.9. No Recourse.

         Each Certificateholder by accepting a Trust Certificate acknowledges that such Certificateholder's Trust Certificates represent beneficial interests in the Trust only and do not represent interests in or obligations of the Depositor, the Seller, the Master Servicer, the Administrator, the Eligible

Lender Trustee, the Delaware Trustee, the Indenture Trustee or any Affiliate thereof or any officer, director or employee of any thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth in this Agreement, the Trust Certificates or the other Basic Documents.

         SECTION 11.10. Headings.

         The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         SECTION 11.11. Governing Law.

         This Agreement shall be construed in accordance with the laws of the State of Delaware, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws. The Trust created by this Agreement shall be a business trust subject to Delaware law.

         IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

                                         STAR BANK, NATIONAL ASSOCIATION,
                                           as Eligible Lender Trustee


                                         By:________________________________
                                               Name:
                                               Title:


                                         DELAWARE TRUST CAPITAL
                                           MANAGEMENT, INC., as Delaware Trustee


                                         By:________________________________
                                               Name:
                                               Title:


                                         CRESTAR BANK, Depositor


                                         By:________________________________
                                               Name:
                                               Title:

STATE OF OHIO      )
                   ) SS:
COUNTY OF HAMILTON )



         On this, the _____ day of November, 1997, before me, the undersigned officer, personally appeared ______________, who acknowledged himself to be a[n Assistant] Vice President of Star Bank, National Association, and that he as such, being authorized to do so, executed the foregoing for the purpose of creating Crestar Student Loan Trust 1997-1 with Star Bank, National Association, as Eligible Lender Trustee, in accordance with the terms of the foregoing instrument, by signing the name of the corporation by himself as [Assistant] Vice President.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.




                                          ----------------------------------
                                                   Notary Public


                                                     (SEAL)

                                                                     EXHIBIT A


                            FORM OF TRUST CERTIFICATE
                       SEE REVERSE FOR CERTAIN DEFINITIONS

         THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS TRUST CERTIFICATE, AGREES THAT THIS TRUST CERTIFICATE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS AND (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(a)(1)-(3) UNDER THE ACT THAT PURCHASES FOR ITS OWN ACCOUNT, OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT.

         THIS TRUST CERTIFICATE MAY NOT BE TRANSFERRED DIRECTLY OR INDIRECTLY TO
(1) EMPLOYEE BENEFIT PLANS, RETIREMENT ARRANGEMENTS, INDIVIDUAL RETIREMENT ACCOUNTS OR KEOGH PLANS SUBJECT TO EITHER TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR (2) ENTITIES (INCLUDING INSURANCE COMPANY GENERAL ACCOUNTS) WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF ANY SUCH PLAN'S ARRANGEMENTS OR ACCOUNT'S INVESTMENT IN SUCH ENTITIES. FURTHER, THIS TRUST CERTIFICATE MAY BE TRANSFERRED ONLY TO A UNITED STATES PERSON WITHIN THE MEANING OF SECTION 7701(a)(30) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

         THIS TRUST CERTIFICATE DOES NOT REPRESENT DEPOSITS OR OBLIGATIONS OF OR AN INTEREST IN CRESTAR BANK, STAR BANK, NATIONAL ASSOCIATION OR DELAWARE TRUST CAPITAL MANAGEMENT, INC.

         THIS TRUST CERTIFICATE IS NOT GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENTAL AGENCY.


                                Exhibit A-Page 1

Original Denomination:
Principal Balance:


                        CRESTAR STUDENT LOAN TRUST 1997-1

                            ASSET BACKED CERTIFICATES

         evidencing a fractional undivided interest in the Trust, as defined below, the property of which includes a pool of student loans sold to the Trust by Crestar Bank.

         THIS CERTIFIES THAT ________________ is the registered owner of a _________________________ dollars non-assessable, fully-paid, fractional undivided interest in the Crestar Student Loan Trust 1997-1 (the "Trust"), a business trust formed under the laws of Delaware by Crestar Bank, (the "Depositor"). The Trust was created pursuant to a Trust Agreement dated as of [December] 1, 1997 (the "Trust Agreement") among the Depositor, Star Bank, National Association, as eligible lender trustee (the "Eligible Lender Trustee"), and Delaware Trust Capital Management, Inc., as Delaware trustee, a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in Annex A to the Trust Agreement; such Annex A also contains rules as to usage that shall be applicable herein.

         This Certificate is one of the duly authorized Certificates designated as "Crestar Student Loan Trust 1997-1 Asset Backed Certificates" (herein called the "Trust Certificates") issued under the Trust Agreement, to which Trust Agreement the holder of this Trust Certificate by virtue of the acceptance hereof assents and by which such holder is bound. The property of the Trust includes a pool of student loans (the "Financed Student Loans"), all moneys paid thereunder after the Cut-off Date, certain bank accounts and the proceeds thereof and certain other rights under the Trust Agreement and the Transfer and Servicing Agreement and all proceeds of the foregoing. The rights of the holders of the Trust Certificates to the assets of the Trust are subordinated to the rights of the holders of the notes (the "Notes") issued under a Master Indenture dated as of [December] 1, 1997 between the Trust and Bankers Trust Company, as Indenture Trustee, as supplemented by a Terms Agreement dated as of [December] 1, 1997.

         Under the Trust Agreement, distributions will be made on the Trust Certificates on each Distribution Date in the manner set forth in the Trust Agreement and the Transfer and Servicing Agreement.

         Each holder of this Trust Certificate acknowledges and agrees that its rights to receive distributions in respect of this Trust Certificate from Available Funds and amounts on deposit in the Reserve Account are subordinated to the rights of the Noteholders as described in the Transfer and Servicing Agreement and the Indenture.

         Each Certificateholder, by its acceptance of a Trust Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Depositor or the Trust, or join in any institution against the Depositor or the Trust, any bankruptcy, reorganization, arrangement, insolvency, receivership or liquidation proceedings, or other proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Trust Certificates, the Notes, the Trust Agreement or any of the other Basic Documents.

                               Exhibit A - Page 2

         Each Certificateholder, by its acceptance of a Trust Certificate, (i) agrees, for federal, State and local income and franchise tax purposes, to treat the Trust as a partnership, with the assets of the partnership being the Financed Student Loans and other assets held by the Trust, the partners of the partnership being the Certificateholders and the Notes being debt of the partnership, and (ii) acknowledges that the Trust will file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Trust as a partnership for federal, State and local and franchise tax purposes and that the Administrator will not make, or cause to be made, an election under the provisions of Treasury Regulation Section 301.7701.3 to classify the Trust as an association.

         Distributions on this Trust Certificate will be made as provided in the Trust Agreement by the Eligible Lender Trustee by wire transfer or by check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Trust Certificate or the making of any notation hereon.

         Reference is hereby made to the further provisions of this Trust Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon shall have been executed by an authorized representative of the Eligible Lender Trustee or its authenticating agent, by manual signature, this Trust Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or the Transfer and Servicing Agreement or be valid for any purpose.

                               Exhibit A - Page 3

         IN WITNESS WHEREOF, the Eligible Lender Trustee on behalf of the Trust and not in its individual capacity has caused this Trust Certificate to be duly executed as of the date set forth below.


                              CRESTAR STUDENT LOAN TRUST 1997-1

                              By: Star Bank, National Association, not in its
                                  individual capacity but solely as Eligible
                                  Lender Trustee,

                              By: _________________________________
                                        Authorized Signatory




Date:


                               Exhibit A - Page 4

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This   is  one  of  the   Trust   Certificates   referred   to  in  the
within-mentioned Trust Agreement.


                                            STAR BANK, NATIONAL ASSOCIATION,
                                            not in its individual capacity but
                                            solely as Eligible Lender Trustee,


                                            By:________________________________
                                                 Authorized Representative




Date:

                               Exhibit A - Page 5

                         [Reverse of Trust Certificate]

         The Trust Certificates do not represent an obligation of, or an interest in, the Depositor, the Master Servicer, the Administrator, the Eligible Lender Trustee or any affiliates of any of them, and no recourse may be had against such parties or their assets, except as may be expressly set forth herein, in the Trust Agreement or in the other Basic Documents. In addition, this Trust Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections respecting the Financed Student Loans, all as more specifically set forth in the Transfer and Servicing Agreement. A copy of each of the Transfer and Servicing Agreement and the Trust Agreement may be examined during normal business hours at the principal office of the Depositor, and at such other places, if any, designated by the Depositor, by any Certificateholder upon request.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Transferor and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Eligible Lender Trustee with the consent of the Majority Certificateholders. Any such consent by the holder of this Trust Certificate shall be conclusive and binding on such holder and on all future holders of this Trust Certificate and of any Trust Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Trust Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the holders of any of the Trust Certificates.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Trust Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by Star Bank, National Association in its capacity as Certificate Registrar, or by any successor Certificate Registrar, accompanied by a written instrument of transfer in form satisfactory to the Eligible Lender Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Trust Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee.

         The  Trust   Certificates   are  issuable  only  as  registered   Trust
Certificates without coupons in minimum denominations of $10.00 and integral multiples thereof. As provided in the Trust Agreement and subject to certain limitations therein set forth, Trust Certificates are exchangeable for new Trust Certificates of authorized denominations evidencing the same percentage interest, as requested by the holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Eligible Lender Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

         The Eligible Lender Trustee, the Certificate Registrar and any agent of the Eligible Lender Trustee and the Certificate Registrar may treat the person in whose name this Trust Certificate is registered as the owner hereof for all purposes, and none of the Eligible Lender Trustee or the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

         This Trust Certificate may not be transferred directly or indirectly to
(1) employee benefit plans, retirement arrangements, individual retirement accounts or Keogh plans subject to either Title I of the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, or (2) entities (including insurance company general

                               Exhibit A - Page 6
accounts) whose underlying assets include plan assets by reason of any such plan's arrangements or account's investment in such entities. By accepting and holding this Trust Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not any of the foregoing entities.

         This Trust Certificate may not be transferred to any person who is not a U.S. Person, as such term is defined in Section 7701(a)(30) of the Internal Revenue Code, as amended.

         Each purchaser of the Trust Certificates shall be required, prior to purchasing a Trust Certificate, to execute the Purchaser's Representation and Warranty Letter in the form attached to the Trust Agreement as Exhibit B.

         The obligations and responsibilities created by the Trust Agreement and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to the Trust Agreement and the Transfer and Servicing Agreement and the disposition of all property held as part of the Trust.

         This Trust Certificate shall be construed in accordance with the laws of the State of Delaware, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                               Exhibit A - Page 7

                                   ASSIGNMENT

         FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto


PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE


-----------------------------------------------------------------------------
(Please print or type name and address, including postal zip code, of assignee)


-----------------------------------------------------------------------------
the within Trust Certificate, and all rights thereunder, hereby irrevocably constituting and appointing


_____________________________________________________________________   Attorney
to transfer said Trust Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.


Dated:
                                             _________________________________*
                                             Signature Guaranteed:


                                             _________________________________*


* NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Trust Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an approved eligible guarantor institution, an institution which is a participant in a Securities Transfer Association recognized signature guarantee program.


                               Exhibit A - Page 8

                                                                       EXHIBIT B
                                                                          TO THE
                                                                 TRUST AGREEMENT

            [Form of Purchaser's Representation and Warranty Letter]

Crestar Bank
919 East Main Street
Richmond, VA  23219

Star Bank, National Association, as
   Certificate Registrar
425 Walnut Street
Cincinnati, Ohio  45201


         Re: Crestar Student Loan Trust 1997-1 Asset Backed Certificates


Ladies and Gentlemen:

         In connection with our proposed purchase of Crestar Student Loan Trust 1997-1 Asset Backed Certificates (the "Certificates") issued under the Trust Agreement dated as of [December] __, 1997 (the "Agreement"), between Crestar Bank, as Depositor (the "Depositor"), Star Bank, National Association, as Eligible Lender Trustee and Delaware Trust Capital Management Inc., as Delaware trustee, the undersigned (the "Purchaser") represents, warrants and agrees that:

         1. It is an institutional "accredited investor" as defined in Rule 501(a)(1)-(3) under the Securities Act or a "qualified institutional buyer as defined in Rule 144(a)(1) of the Securities Act" and is acquiring the Certificates for its own institutional account or for the account of an institutional accredited investor or qualified institutional buyer.

         2. It is not (i) an employee benefit plan, retirement arrangement, individual retirement account or Keogh plan subject to either Title I of the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, or (ii) an entity (including an insurance company general account) whose underlying assets include plan assets by reason of any such plan's arrangements or account's investment in any such entity.

         3. It is a U.S. Person as defined in Section 7701(a)(30) of the Code.

         4. It has such knowledge and experience in evaluating business and financial matters so that it is capable of evaluating the merits and risks of an investment in the Certificates. It understands the full nature and risks of an investment in the Certificates and based upon its present and projected net income and net worthy, it believes that it can bear the economic risk of an immediate or future loss of its entire investment in the Certificates.

         5. It understands that the Certificates will be offered in a transaction not involving any public offering within the meaning of the Securities Act, and that, if in the future it decides to resell, pledge or otherwise transfer any Certificates, such Certificates may be resold, pledged or transferred only (a) to a person who the seller reasonably believes is an institutional "accredited investor" as defined in Rule 501(a)(1)-(3) under the Securities Act that purchases for its own account or for the account of another institutional accredited investor or (b) pursuant to an effective registration statement under the Securities Act.

         6. It understands that each Trust Certificate will bear a legend substantially to the following effect:

"THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS TRUST CERTIFICATE, AGREES THAT THIS TRUST CERTIFICATE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS AND (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(a)(1)-(3) UNDER THE ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF AN INSTITUTIONAL ACCREDITED INVESTOR, OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT.

THIS CERTIFICATE MAY NOT BE TRANSFERRED DIRECTLY OR INDIRECTLY TO (1) EMPLOYEE BENEFIT PLANS, RETIREMENT ARRANGEMENTS, INDIVIDUAL RETIREMENT ACCOUNTS OR KEOGH PLANS SUBJECT TO EITHER TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR (2) ENTITIES (INCLUDING INSURANCE COMPANY GENERAL ACCOUNTS) WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF ANY SUCH PLAN'S ARRANGEMENTS OR ACCOUNT'S INVESTMENT IN SUCH ENTITIES. FURTHER, THIS TRUST CERTIFICATE MAY BE TRANSFERRED ONLY TO A UNITED STATES PERSON WITHIN THE MEANING OF SECTION 7701(a)(30) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

THE CERTIFICATES DO NOT REPRESENT DEPOSITS OR OBLIGATIONS OF OR ANY INTEREST IN CRESTAR BANK, STAR BANK, NATIONAL ASSOCIATION OR DELAWARE TRUST CAPITAL MANAGEMENT INC.

THIS CERTIFICATE IS NOT GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENTAL AGENCY.

         7. It is acquiring the Certificates for its own account and not with a view to the public offering thereof in violation of the Securities Act (subject, nevertheless, to the understanding that disposition of its property shall at all times be and remain within its control).

         8. It has been furnished with all information regarding the Trust and Certificates which it has requested from the Trust and the Depositor.

         9. Neither it nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of any Certificate, any interest in any Certificate or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of any Certificate, any interest in any Certificate or any other similar security from, or otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with, any person in any manner or made any general solicitation by means of general advertising or in any other manner, which would constitute a distribution of the Certificates under the Securities Act or which would require registration pursuant to the Securities Act nor will the it act, nor has it authorized or will authorize any person to act, in such manner with respect to any Certificate.

         10. It is not an "affiliate" (within the meaning of Rule 144 under the Securities Act) of the Depositor.



Dated:_____________

                                   Very truly yours,



                                   ----------------------------------
                                   NAME OF PURCHASER

                                   By:_______________________________
                                   Name:_____________________________
                                   Title:______________________________


                                   NOTE:  To be executed by an executive officer

                                      B-3

